Exhibit 10.3

SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT
THIS SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) is made and entered effective as of November 7, 2014 (the “Effective Date”), by and among AMERICAN REALTY CAPITAL VII, LLC, a Delaware limited liability company, for itself and for the benefit of ARHC WHWCHPA01, LLC, a Delaware limited liability company and ARHC WHWCHPA01 TRS, LLC, a Delaware limited liability company (“Purchaser”) and FIRST SOMERSET, LLC, a Pennsylvania limited liability company (“Seller”).
WHEREAS, Seller and Purchaser entered into that certain Asset Purchase Agreement dated September 3, 2014, as previously amended by that certain First Amendment to Asset Purchase Agreement dated October 14, 2014 (the “Agreement”), and Seller and Purchaser desire to further amend the Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1.
Recitals and Defined Terms. The foregoing recitals are true and correct and are incorporated herein by reference. All capitalized terms used herein and not expressly defined shall have the meaning given to them in the Agreement.

2.	Confirmation of Due Diligence Period. The parties acknowledge that the Due Diligence Period had previously been extended by mutual agreement through 5:00 P.M. Eastern on November 7, 2014.

3.
Post-Closing Audit Requirements. Seller acknowledges that the “reasonably requested representations and/or certifications” to be made to the Purchaser’s auditors pursuant to Section 10.7 of the Agreement may upon Purchaser’s request include a form of representation letter in substantially the form attached hereto as Exhibit A.

4.	Agreement Remains In Effect. The Agreement, as previously amended and modified by this Amendment, is hereby ratified and affirmed as binding and in full force and effect.

5.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. This Amendment may be executed by counterpart signatures and all counterpart signature pages shall constitute a part of this Agreement. Delivery of a counterpart hereof via facsimile transmission or by electronic mail transmission, including but not limited to an Adobe file format document (also known as a PDF file), shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Asset Purchase Agreement as of the date first above written.

SELLER:

FIRST SOMERSET, LLC,
a Pennsylvania limited liability company

By: /s/ MICHAEL S. LEHNKERING
Name: MICHAEL S. LEHNKERING
Title:     President

PURCHASER:

AMERICAN REALTY CAPITAL VII, LLC,
a Delaware limited liability company

By:
Print Name: _________________________
Title:

For itself and for the benefit of
ARHC WHWCHPA01, LLC, a Delaware limited liability company and
ARHC WHWCHPA01 TRS, LLC, a Delaware limited liability company

[signature page to Second Amendment to Asset Purchase Agreement – Wellington at Hershey’s Mill]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Asset Purchase Agreement as of the date first above written.

SELLER:

FIRST SOMERSET, LLC,
a Pennsylvania limited liability company

By:
Name: MICHAEL S. LEHNKERING
Title:     President

PURCHASER:

AMERICAN REALTY CAPITAL VII, LLC,
a Delaware limited liability company

By: /s/ JESSE C. GALLOWAY______
Print Name: Jesse C. Galloway
Title: Authorized Signatory

For itself and for the benefit of
ARHC WHWCHPA01, LLC, a Delaware limited liability company and
ARHC WHWCHPA01 TRS, LLC, a Delaware limited liability company

[signature page to Second Amendment to Asset Purchase Agreement – Wellington at Hershey’s Mill]

EXHIBIT A

___________, 20____
WeiserMazars LLP
501 Office Center Drive
Suite 300
Fort Washington, PA 19034

This representation letter is provided in connection with your audit of the combined financial statements for [___________________________] (the “Company”) which comprises the combined balance sheets of [_________________________________] (the "Properties") as of December 31, 20___ and 20___, and the related combined statements of income, members’ equity, and cash flows for the years then ended and the related notes to the combined financial statements, for the purpose of expressing an opinion as to whether the financial statements are presented fairly, in all material respects, in accordance with accounting principles generally accepted in the United States (U.S. GAAP).
Additionally, with respect to your review of the combined balance sheets of the Company as of [___________], 2014 and [__________], 2013, the related combined statements of income, members’ equity and cash flows for the [___] month periods then ended, we are providing this letter for the purpose of determining whether any material modifications should be made to the unaudited interim financial information for it to confirm with U.S. GAAP. We confirm that we are responsible for the fair presentation of this financial information in conformity with U.S. GAAP.
Certain representations in this letter are described as being limited to matters that are material. Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement. An omission or misstatement that is monetarily small in amount could be considered material as a result of qualitative factors.
We confirm, to the best of our knowledge and belief, the following representations made to you during your audit as of and for the years ended December 31, 20___ and 20___ and during your reviews as of and for the [___] month periods ended [_____], 2014 and 2013.
Information Provided

•	We have provided you with:

◦	Access to all information, of which we are aware, that is relevant to the preparation and fair presentation of the financial statements, such as records, documentation, and other matters.

◦	Additional information that you have requested from us for the purpose of the audit.

◦	Unrestricted access to persons within the entity from whom you determined it necessary to obtain audit evidence.

◦
There are no minutes maintained for any meetings of members, directors, and committees of directors, but you have been provided with all available information resulting from any such discussions or meetings that took place.

•	All material transactions have been recorded in the accounting records and are reflected in the combined financial statements.

•	We have disclosed to you the results of our assessment of the risk that the combined financial statements may be materially misstated as a result of fraud.

•	We have no knowledge of any fraud or suspected fraud that affects the entity and involves:

o	Management,

o	Employees who have significant roles in internal control, or

o	Others where the fraud could have a material effect on the financial statements.

•	We have no knowledge of any allegations of fraud or suspected fraud affecting the entity’s combined financial statements communicated by employees, former employees, analysts, regulators, or others.

•	We have no knowledge of any instances of noncompliance or suspected noncompliance with laws and regulations whose effects should be considered when preparing combined financial statements.

•	We have disclosed to you that there are not any actual or possible litigation, claims, and assessments whose effects should be considered when preparing the combined financial statements.

•	We have disclosed to you the identity of the entity’s related parties and all the related party relationships and transactions of which we are aware.

•	The company has satisfactory title to all owned assets, and there are no liens or encumbrances on such assets nor has any asset been pledged as collateral.

•	The carrying amounts reported in the combined balance sheets for notes approximate their fair value.

•	We have complied with all aspects of contractual agreements that would have a material effect on the combined financial statements in the event of noncompliance.

•
We have reviewed long-lived assets to be held and used for impairment whenever events or changes in circumstances have indicated that the carrying amount of assets might not be recoverable. There are no such impairments as of and for the years ended December 31, 20____ and 20___, or the [__] months ended [_____], 2014 and 2013.

•
The Company entered into a Purchase Agreement during 2014 for the sale of certain facilities. All of the aforementioned “Properties” were sold with the Purchase Agreement closing in [______, 20___]. The total sale price for the group of homes was approximately $[_____________]. Approximately $[__________] of the proceeds from this sale was used to pay off the mortgage and notes payables of the Company.

Signature:
Title: